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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): MARCH 28, 2003



                           METRETEK TECHNOLOGIES, INC.
                           ---------------------------
             (Exact name of Registrant as specified in its charter)


DELAWARE                                0-19793                     84-11698358
----------------------------      ------------------------      -------------------
(State or other jurisdiction      (Commission File Number)      (I.R.S Employer
of incorporation)                                               Identification No.)


             303 EAST 17TH STREET, SUITE 660, DENVER, COLORADO 80203
             -------------------------------------------------------
               (Address of principal executive offices) (Zip code)


       Registrant's telephone number, including area code: (303) 785-8080
                                                           --------------


                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

        On March 28, 2003, Metretek Technologies, Inc., a Delaware corporation (the "Company"), issued a press release announcing its earnings for the fourth quarter and year ended December 31, 2002 and proposed settlements of certain litigation and disputes. The full text of the Company's press release is attached hereto as Exhibit 99.1 and incorporated herein by this reference.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (c)    EXHIBITS

        99.1   Metretek Technologies, Inc. press release issued March 28, 2003.




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                                    SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     METRETEK TECHNOLOGIES, INC.



                                     By: /s/  W. Phillip Marcum
                                        ----------------------------------------
                                        W. Phillip Marcum
                                        President and Chief Executive Officer


Dated: March 31, 2003







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